INVESTMENT ADVISER OF
STOCK PORTFOLIO
Boston Management and Research
24 Federal Street
Boston, MA 02110

ADMINISTRATOR OF
EV TRADITIONAL STOCK FUND
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

CUSTODIAN
Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

TRANSFER AND DIVIDEND
DISBURSING AGENT
First Data Investor Services Group
Attn: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

INDEPENDENT AUDITORS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109



This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.


EV TRADITIONAL STOCK FUND
24 FEDERAL STREET
BOSTON, MA 02110                                                    T-STSRC 2/97


[Logo Omitted]
EV TRADITIONAL
STOCK
FUND

[graphic omitted]

ANNUAL
SHAREHOLDER REPORT
DECEMBER 31, 1996

To Shareholders

We are pleased to report that during the year ended December 31, 1996, EV Traditional Stock Fund had a total return of 20.2%. This return, which did not include the 4.75% sales charge, resulted from an increase in net asset value to $13.56 per share from $12.76 per share, and the reinvestment of $0.220 in income dividends and $1.48 per share in capital gain distributions.

By comparison, the average total return for mutual funds in the Lipper Growth & Income Funds Category,* a group of 523 mutual funds investing in growth and income stocks, was 20.8% during the year. The S&P 500,* an unmanaged index of common stocks, recorded a total return of 22.9% for the same period.

According to the U.S. Commerce Department's quarterly Gross Domestic Product
(GDP) report, which totals the value of all goods and services produced in the U.S., the economy experienced a year of respectable growth, low inflation, and rising employment in 1996. This advantageous mix of economic factors helped produce another good year for stock market investors.

The annualized GDP was 2.0%, 4.7%, 2.1%, and 4.7% for the four quarters of 1996. Inflation, as measured by the Consumer Price Index (CPI), was 3.3% for the year (not seasonally adjusted). Unemployment remained a low 5.3% in December.

Led by large capitalization, blue chip stocks, the stock market performed very well for a second straight year. The Dow Jones Industrial Average,* a key blue chip stock barometer, dropped by roughly 10% in July, but rallied to record highs through the second half of the year to gain 28.8% by December 31. In the pages that follow, Portfolio Manager Duncan W. Richardson provides a more detailed commentary on the stock market and the Fund's performance during the year.

Although past performance is no guarantee of future returns, Eaton Vance believes that investing in a combination of income-producing and growth stocks will provide solid returns over the long term.

--------------------------       Sincerely,
                             /s/ James B. Hawkes
                                 James B. Hawkes
[Photo of James B. Hawkes]       President
                                 February 7, 1997

--------------------------


*It is not possible to invest directly in an index or a Lipper Category.

--------------------------------------------------------------------------------
    Fund shares are not guaranteed by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution, Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

-------------------------------------------------------------
                 EV TRADITIONAL STOCK FUND
           THE 10 LARGEST COMMON STOCK HOLDINGS*
Eastman Kodak Co. ...............    Photography
Intel Corp. .....................    Semiconductors
Conagra, Inc. ...................    Agriculture
Boeing Co. ......................    Aerospace-Defense
Allstate Corp. ..................    Insurance
Triton Energy Ltd. ..............    Energy
Crown Cork & Seal, Inc. .........    Containers
Nokia Corp. ADR .................    Electronics-Instruments
Citicorp ........................    Banking
Home Depot ......................    Retail-Consumer services

*By market value as of 12/31/96. Holdings may change due to
 active management.
-------------------------------------------------------------

Management Report

An interview with Duncan W. Richardson, Vice President and Portfolio Manager of Stock Portfolio.

Q. CONGRATULATIONS ON ANOTHER GOOD YEAR. WHAT WERE THE MAIN CHARACTERISTICS OF 1996 FROM AN INVESTMENT STANDPOINT?

A. 1996 was another strong year for the equity markets, on top of a very good year in 1995. Together, 1995 and 1996 rank as two of the best consecutive years in the Stock Portfolio's history. As the market continued its expansion, certain sectors experienced an increase in volatility. Technology stocks, for example, rallied into May, corrected more than other sectors in the July downturn, and then, on a selective basis, came back very strongly toward the end of the year. Fortunately, the stocks with the best performance in 1996 were the high-quality, large capitalization companies in which this Portfolio invests.

Q. THIS FUND'S RETURN EXCEEDED THAT OF THE AVERAGE EQUITY FUND. TO WHAT DO YOU ATTRIBUTE THIS SUCCESS?

A. It was probably a combination of our selling discipline, which protects us on the downside and helps preserve capital, and our opportunism in adding to existing positions or acquiring new ones. Some funds were hurt by holding certain volatile sectors, such as technology, at the wrong time. This Fund establishes long-term core positions but actively manages them, taking some profits and reinvesting when the opportunities arise. Hence, rather than riding the ups and downs of the market, the Fund seeks to take advantage of buying and selling opportunities in an effort to produce better performance from its holdings.

-------------------------------

[Photo of Duncan W. Richardson]

-------------------------------

Q. ARE THERE ANY COMPANIES THAT YOU WOULD LIKE TO HIGHLIGHT FOR SHAREHOLDERS READING THIS REPORT?

A. Duracell is an excellent example. We initiated our position in this company on the basis of the underlying growth potential and then continued to add to our position. Our positive viewpoint was shared by Gillette, who recently acquired the company at a premium for stock. As a non-taxable transaction, this became a double win for shareholders.

    Other examples of long-term opportunities include Potash, Triton Energy, and Crown Cork and Seal. Potash, a recent addition to the Portfolio, makes fertilizer and, over the next several years, should capitalize on the demand from developing countries for this product. Potash's share price has appreciated 29% in the past six months, but more importantly, the company appears to have very good growth prospects. Triton Energy is an international oil exploration and production company, while Crown Cork and Seal, after a recent merger, is the largest container manufacturer in the world. All four of these companies fit our model of growth companies that are well-positioned in their industries, with worldwide market opportunities.

Q.  HOW MUCH OF A GLOBAL PRESENCE DO THE HOLDINGS IN THIS FUND HAVE?

A. For the Fund in general, we like companies which have opportunities to grow their businesses overseas, particularly if those opportunities are not fully reflected in the stock price. Most of our current top holdings fall into this category, including Intel, Citicorp, Nokia, Bank of Boston, Eli Lilly, Boeing, Duracell, Procter & Gamble, and Xerox - just to name a few.

Q.  DOES THIS PORTFOLIO HAVE A GREAT DEAL OF TURNOVER?

A. The turnover rate has been somewhat higher than normal in recent years simply because the market has been more volatile. Some stocks have performed far better than we expected in a short period of time. As our targets were met, I have taken gains and reinvested in other opportunities.

    Our selling discipline for investments that are underperforming also increases turnover, but has two offsetting benefits. First, and most important, recognizing mistakes early on helps to preserve capital. Second, by taking losses when necessary, we can reduce the negative tax consequences of high distributions to taxable shareholders.

Q. WITH THE CURRENT DIVIDEND YIELD IN THE MARKET AT A LOW, WHAT STRATEGIES DO YOU USE TO MAINTAIN OR INCREASE THE DIVIDEND YIELD OF THE STOCK PORTFOLIO?

A. With the current dividend yield on the market around 2%, yield is hard to produce. We have used financial stocks, such as Fleet Financial, with a yield of 3.4%, and Bank of Boston, with a yield of 2.5%. We also use real estate investment trusts (REITs) to boost the Portfolio's yield, and this has worked well. REITs had some trouble in 1995, but did very well in 1996 and can provide good total returns over the longer term. Finally, we invest in some telecommunications stocks and convertible preferred stocks, which typically provide better-than-average dividend yields.

Q. MANY ANALYSTS EXPECT THE FAVORABLE ECONOMIC CONDITIONS OF 1996 TO CONTINUE INTO 1997. DO YOU AGREE?

A. Yes, but with a caveat. Investors who are new to the stock market should keep in mind that, although we have been in a positive economic environment for quite some time, the business cycle has not gone away. Eventually, we will see a downturn - and in all likelihood a recession - and the stock market could exhibit a considerable reaction. Many new investors in the stock market have never experienced a 15% or 20% correction, and they should be aware that it is indeed a very real possibility.

    In the short term, I am cautiously optimistic. We have a delicate balance of low inflation, low interest rates, and improving corporate earnings. Absent any external shocks, the conditions could be in place for a third straight year of excess returns in 1997. More likely, however, would be a year of returns closer to, or below, the 11% historic annual average for the U.S. stock market. I would also expect more volatility in the market in 1997 because of some extended valuations and the tremendous inflow of new money. In my opinion, stock performance next year will be related much more directly to earnings results than it was this year. In this environment, a vehicle like the Stock Portfolio, in which the EV Traditional Stock Fund invests, makes sense because it balances risks and rewards by continuing to seek the most attractive areas and companies in the market.


THE PORTFOLIO'S HOLDINGS REAPED
BENEFITS OF BLUE CHIP RALLY IN 1996 . . .

HYPOTHETICAL INVESTMENTS OF $10,000 IN DOW JONES
INDUSTRIAL AVERAGE AND THE RUSSELL 2000 STOCK INDEX+

               Dow Jones Industrial Average           Russell 2000 Index
               ----------------------------           ------------------
12/31/95                 $10,000                            $10,000
 1/31/96                 $10,564                            $10,062
 2/29/96                 $10,761                            $10,301
 3/31/96                 $10,980                            $10,514
 4/30/96                 $10,966                            $11,072
 5/31/96                 $11,133                            $11,509
 6/30/96                 $11,177                            $11,063
 7/31/96                 $10,950                            $10,072
 8/31/96                 $11,145                            $10,657
 9/30/96                 $11,695                            $11,073
10/31/96                 $12,011                            $10,903
11/30/96                 $13,014                            $11,352
12/31/96                 $12,891                            $11,649

+The Dow Jones Industrial Average is an unmanaged index of 30 large capitalization industrial stocks traded in the U.S. The Russell 2000 Stock Index is an index of 2,000 small capitalization stocks, many of which are in the technology sector. It is not possible to invest directly in an index.

WHILE INVESTING IN A DIVERSIFIED
ARRAY OF ECONOMIC SECTORS . . .

SECTOR BREAKDOWN AS OF 12/31/96*

Finance & Insurance ...................   12.5%
Consumer Non-Durables .................   12.0%
Health Care ...........................   10.4%
Business Products & Services ..........    9.2%
REITs .................................    6.8%
Banks .................................    5.2%
Retail ................................    4.6%
Energy ................................    4.3%
Semiconductors ........................    3.7%
Aerospace .............................    3.0%
Telecom. Equipment ....................    2.6%
Publishing ............................    2.3%
Computer & Bus. Equip .................    2.1%
Other Common Stock ....................    6.0%
Conv. Pref. Stock .....................    5.6%
Convertible Bonds .....................    3.5%
Cash/Short-Term Investments ...........    6.2%

*By market value as % of net assets on date shown.
Sectors subject to change due to active portfolio management.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
EV TRADITIONAL STOCK FUND AND THE STANDARD & POOR'S 500

From December 31, 1986 through December 31, 1996

---------------------------------------------------------------------
AVERAGE ANNUAL               1           5         10        Value at
   RETURNS                  Year       Years      Years      12/31/96
---------------------------------------------------------------------
With Max Sales Charge       14.5%      10.2%      11.6%      $30,003
---------------------------------------------------------------------
Without Max. Sls. Chg.      20.2%      11.3%      12.2%      $31,493
---------------------------------------------------------------------

                              Fund
                EV          Including
            Traditional      Maximum
            Stock Fund      sales charge        S&P 500
            ----------      ------------        -------
12/31/86     $10,000           $ 9,527          $10,000
 1/31/87     $11,042           $10,520          $11,347
 2/28/87     $11,310           $10,775          $11,795
 3/31/87     $11,356           $10,818          $12,135
 4/30/87     $11,040           $10,518          $12,028
 5/31/87     $11,140           $10,613          $12,132
 6/30/87     $11,556           $11,010          $12,744
 7/31/87     $11,961           $11,395          $13,390
 8/31/87     $12,543           $11,950          $13,889
 9/30/87     $12,333           $11,750          $13,585
10/31/87     $10,243           $ 9,758          $10,660
11/30/87     $ 9,609           $ 9,154          $ 9,781
12/31/87     $10,199           $ 9,717          $10,525
 1/31/88     $10,735           $10,227          $10,983
 2/28/88     $11,021           $10,499          $11,474
 3/31/88     $10,609           $10,107          $11,123
 4/30/88     $10,635           $10,132          $11,265
 5/31/88     $10,873           $10,358          $11,337
 6/30/88     $11,263           $10,730          $11,864
 7/31/88     $11,238           $10,706          $11,835
 8/31/88     $11,007           $10,486          $11,414
 9/30/88     $11,460           $10,918          $11,903
10/31/88     $11,736           $11,181          $12,249
11/30/88     $11,546           $11,000          $12,054
12/31/88     $11,730           $11,175          $12,267
 1/31/89     $12,459           $11,870          $13,176
 2/28/89     $12,160           $11,585          $12,832
 3/31/89     $12,310           $11,727          $13,136
 4/30/89     $12,931           $12,319          $13,836
 5/31/89     $13,345           $12,714          $14,365
 6/30/89     $13,185           $12,561          $14,294
 7/31/89     $14,277           $13,602          $15,599
 8/31/89     $14,629           $13,936          $15,884
 9/30/89     $14,629           $13,936          $15,823
10/31/89     $14,446           $13,762          $15,467
11/30/89     $14,618           $13,927          $15,767
12/31/89     $15,123           $14,407          $16,148
 1/31/90     $14,187           $13,516          $15,079
 2/28/90     $14,426           $13,743          $15,250
 3/31/90     $14,747           $14,050          $15,662
 4/30/90     $14,528           $13,840          $15,290
 5/31/90     $15,732           $14,988          $16,746
 6/30/90     $15,649           $14,908          $16,647
 7/31/90     $15,754           $15,008          $16,607
 8/31/90     $14,496           $13,811          $15,087
 9/30/90     $14,032           $13,368          $14,362
10/31/90     $14,196           $13,524          $14,314
11/30/90     $14,959           $14,251          $15,221
12/31/90     $15,212           $14,492          $15,648
 1/31/91     $15,401           $14,672          $16,342
 2/28/91     $16,142           $15,378          $17,485
 3/31/91     $16,412           $15,636          $17,918
 4/30/91     $16,342           $15,569          $17,976
 5/31/91     $16,864           $16,066          $18,721
 6/30/91     $16,271           $15,501          $17,876
 7/31/91     $16,938           $16,136          $18,728
 8/31/91     $17,260           $16,444          $19,147
 9/30/91     $17,021           $16,216          $18,831
10/31/91     $17,322           $16,502          $19,103
11/30/91     $16,696           $15,906          $18,313
12/31/91     $18,475           $17,601          $20,406
 1/31/92     $17,826           $16,982          $20,048
 2/28/92     $18,078           $17,222          $20,287
 3/31/92     $17,905           $17,058          $19,892
 4/30/92     $18,385           $17,515          $20,500
 5/31/92     $18,732           $17,846          $20,573
 6/30/92     $18,225           $17,363          $20,269
 7/31/92     $19,096           $18,192          $21,121
 8/31/92     $18,828           $17,937          $20,667
 9/30/92     $18,935           $18,039          $20,908
10/31/92     $19,245           $18,335          $21,003
11/30/92     $19,730           $18,797          $21,689
12/31/92     $19,755           $18,820          $21,959
 1/31/93     $19,504           $18,581          $22,164
 2/28/93     $19,534           $18,610          $22,447
 3/31/93     $20,020           $19,073          $22,918
 4/30/93     $19,354           $18,438          $22,391
 5/31/93     $19,561           $18,635          $22,955
 6/30/93     $19,620           $18,692          $23,028
 7/31/93     $19,695           $18,763          $22,960
 8/31/93     $20,231           $19,273          $23,805
 9/30/93     $20,260           $19,302          $23,622
10/31/93     $20,619           $19,643          $24,133
11/30/93     $20,155           $19,202          $23,875
12/31/93     $20,583           $19,609          $24,169
 1/31/94     $21,329           $20,320          $25,009
 2/28/94     $20,832           $19,847          $24,312
 3/31/94     $19,872           $18,932          $23,254
 4/30/94     $20,189           $19,234          $23,582
 5/31/94     $20,356           $19,393          $23,933
 6/30/94     $19,873           $18,933          $23,352
 7/31/94     $20,300           $19,339          $24,145
 8/31/94     $20,735           $19,754          $25,110
 9/30/94     $20,199           $19,244          $24,492
10/31/94     $20,292           $19,332          $25,063
11/30/94     $19,384           $18,467          $24,132
12/31/94     $19,735           $18,801          $24,488
 1/31/95     $19,708           $18,776          $25,138
 2/28/95     $20,473           $19,504          $26,101
 3/31/95     $21,311           $20,303          $26,870
 4/30/95     $21,805           $20,774          $27,686
 5/31/95     $22,702           $21,628          $28,756
 6/30/95     $23,142           $22,047          $29,432
 7/31/95     $24,061           $22,923          $30,430
 8/31/95     $24,521           $23,361          $30,484
 9/30/95     $24,926           $23,746          $31,769
10/31/95     $24,723           $23,553          $31,676
11/30/95     $25,665           $24,451          $33,040
12/31/95     $26,201           $24,961          $33,681
 1/31/96     $26,719           $25,455          $34,843
 2/28/96     $26,678           $25,416          $35,147
 3/31/96     $26,884           $25,612          $35,489
 4/30/96     $27,320           $26,028          $36,034
 5/31/96     $28,129           $26,798          $36,927
 6/30/96     $28,357           $27,015          $37,080
 7/31/96     $27,084           $25,802          $35,455
 8/31/96     $28,083           $26,754          $36,194
 9/30/96     $29,270           $27,885          $38,228
10/31/96     $29,895           $28,480          $39,296
11/30/96     $31,608           $30,112          $42,249
12/31/96     $31,493           $30,003          $41,411

Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

THE FUND'S PERFORMANCE
In accordance with guidelines issued by the Securities and Exchange Commission, the chart above compares the Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Standard & Poor's 500 Index.

TOTAL RETURN FIGURES
The solid red line on the chart represents the Fund's performance at net asset value. The total return figure reflects Fund expenses and transaction costs. The dotted red line represents the Fund's performance including the Fund's 4.75% maximum initial sales charge.

The solid black line represents the performance of the Standard & Poor's 500 Index, a broad-based, widely recognized unmanaged index of 500 large capitalization common stocks traded in the U.S. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in the Index.

                     -----------------------------------
                          EV TRADITIONAL STOCK FUND

                             FINANCIAL STATEMENTS

                     STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                              December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
  Investment in Stock Portfolio (Portfolio), at value (Note 1A)                                   $109,491,968
  Receivable for Fund shares sold                                                                        1,155
                                                                                                  ------------
      Total assets                                                                                $109,493,123
LIABILITIES:
  Dividends payable                                                               $2,597,955
  Payable for Fund shares redeemed                                                    78,496
  Payable for Trustees' fees                                                             835
  Accrued expenses                                                                    40,594
                                                                                  ----------
      Total liabilities                                                                              2,717,880
                                                                                                  ------------
NET ASSETS for 7,875,724 shares of beneficial interest outstanding                                $106,775,243
                                                                                                  ============
SOURCES OF NET ASSETS:
  Paid-in capital                                                                                 $ 79,959,746
  Unrealized appreciation of investments                                                            23,543,834
  Accumulated net realized gain on investment transactions                                           3,145,037
  Undistributed net investment income                                                                  126,626
                                                                                                  ------------
      Total net assets                                                                            $106,775,243
                                                                                                  ============
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  ($106,775,243 / 7,875,724 shares of beneficial interest outstanding)                              $13.56
                                                                                                    ======
COMPUTATION OF OFFERING PRICE:
  Offering price per share (100/95.25 of $13.56)                                                    $14.24
                                                                                                    ======

On sales of $100,000 or more, the offering price is reduced.

    The accompanying notes are an integral part of the financial statements

                           STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                     For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B):
  Dividend income allocated from Portfolio (net of withholding tax of
    $7,612)                                                                             $ 2,427,528
  Interest income allocated from Portfolio                                                  311,975
  Expenses allocated from Portfolio                                                        (744,221)
                                                                                        -----------
      Total investment income                                                           $ 1,995,282
  Expenses --
    Compensation of Trustees not members of the Investment Adviser's
      organization (Note 4)                                           $     2,763
    Custodian fee                                                          11,071
    Service fee (Note 5)                                                  101,100
    Transfer and dividend disbursing agent fees                            79,860
    Printing and postage                                                   43,097
    Legal and accounting services                                           9,903
    Registration fees                                                      18,773
    Miscellaneous                                                           5,365
                                                                      -----------
      Total expenses                                                                        271,932
                                                                                        -----------
        Net investment income                                                           $ 1,723,350
REALIZED AND UNREALIZED GAIN FROM PORTFOLIO:
  Net realized gain (identified cost basis) --
    Investment transactions                                           $13,834,662
    Written option transactions                                           109,732
                                                                      -----------
      Net realized gain on investment transactions                    $13,944,394
  Change in unrealized appreciation of investments                      3,178,793
                                                                      -----------
    Net realized and unrealized gain on investments                                      17,123,187
                                                                                        -----------
      Net increase in net assets resulting from operations                              $18,846,537
                                                                                        ===========

    The accompanying notes are an integral part of the financial statements

                      STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                                 YEAR ENDED DECEMBER 31,
                                                                               -------------------------------
                                                                                   1996               1995
                                                                               ------------       ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income                                                      $  1,723,350       $  1,864,291
    Net realized gain on investment transactions                                 13,944,394         10,049,325
    Change in unrealized appreciation of investments                              3,178,793         14,029,502
                                                                               -------------       ------------
      Net increase in net assets resulting from operations                     $  18,846,537       $ 25,943,118
  Distributions to shareholders --
    From net investment income                                                 $ (1,656,709)      $ (1,811,949)
    From net realized gain on investment transactions                           (10,784,514)       (10,044,124)
                                                                               -------------       ------------
      Total distributions to shareholders                                      $(12,441,223)      $(11,856,073)
                                                                               -------------       ------------
  Net increase in net assets from Fund share transactions (Note 2)                  995,219            988,920
                                                                               -------------       ------------
      Total increase in net assets                                             $  7,400,533       $ 15,075,965
NET ASSETS:
  At beginning of year                                                           99,374,710         84,298,745
                                                                               -------------       ------------

  At end of year (including undistributed net investment income of
    $126,626 and $73,181, respectively)                                        $106,775,243       $ 99,374,710
                                                                               ============       ============


    The accompanying notes are an integral part of the financial statements

                                                        FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                          --------------------------------------------------------
                                                                            1996        1995         1994        1993       1992
                                                                          --------   -----------  ----------  ----------  ---------
NET ASSET VALUE -- beginning of year                                       $12.760     $10.900      $12.490    $13.480     $14.030
                                                                           -------     -------      -------    -------     -------
  Income from investment operations:
    Net investment income                                                  $ 0.228     $ 0.250      $ 0.250    $ 0.270+    $ 0.312
    Net realized and unrealized gain (loss) on investments                   2.272       3.255       (0.765)     0.270+      0.658
                                                                           -------     -------      -------    -------     -------
      Total income (loss) from investment operations                       $ 2.500     $ 3.505      $(0.515)   $ 0.540     $ 0.970
                                                                           -------     -------      -------    -------     -------
  Less distributions:
    From net investment income                                             $(0.220)    $(0.251)     $(0.250)   $(0.270)    $(0.320)
    From net realized gain on investments                                   (1.480)     (1.394)      (0.765)    (1.260)     (1.200)
    In excess of net realized gain on investments                            --          --          (0.060)      --         --
                                                                           -------     -------      -------    -------     -------
      Total distributions                                                  $(1.700)    $(1.645)     $(1.075)   $(1.530)    $(1.520)
                                                                           -------     -------      -------    -------     -------
NET ASSET VALUE -- end of year                                             $13.560     $12.760      $10.900    $12.490     $13.480
                                                                           =======     =======      =======    =======     =======
TOTAL RETURN(3)                                                             20.20%      32.77%       (4.12%)     4.19%       6.93%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000's omitted)                                 $106,775     $99,375      $84,299    $97,513     $91,299
  Ratio of expenses to average net assets(1)                                 1.00%       1.04%        0.98%      0.96%       0.92%
  Ratio of net investment income to average net assets                       1.70%       2.02%        2.09%      2.01%       2.29%
PORTFOLIO TURNOVER(2)                                                        --          --             66%       105%         59%

  + Computed on an average share basis.
(1) Includes the Fund's share of Stock Portfolio's allocated expenses for the years ended December 31, 1996 and 1995, and for the period from August 1, 1994 to December 31, 1994.
(2) Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The Portfolio Turnover for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the record date.


    The accompanying notes are an integral part of the financial statements

                     -----------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

-------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
EV Traditional Stock Fund (the Fund) a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is a series in the Eaton Vance Special Investment Trust. On August 1, 1994, the Fund transferred substantially all of its investable assets to the Stock Portfolio (the Portfolio). Prior to this date the Fund's name was Eaton Vance Stock Fund. The Fund invests all of its investable assets in interests in the Portfolio, a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (89.1% at December 31, 1996). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Valuations of securities by the Portfolio are discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund. Prior to the Fund's investment in the Portfolio, the Fund held its investments directly.

C. EXPENSE REDUCTION -- The Fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances are used to offset custody fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

D. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments, option and financial futures transactions. Accordingly, no provision for federal income or excise tax is necessary. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $9,579,490 as capital gain dividends for its taxable year ended December 31, 1996.

E. OTHER -- Investment transactions are accounted for on a trade date basis.

F. DISTRIBUTIONS -- Generally accepted accounting principles require that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital, with no impact to the net asset value of the Fund.

G. USE OF ESTIMATES -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

------------------------------------------------------------------------------
(2) FUND SHARES
The Fund under its indenture of trust is authorized to issue unlimited shares of beneficial interest (with no par value). Transactions in Fund shares were as follows:

                                                       YEAR ENDED                     YEAR ENDED
                                                    DECEMBER 31, 1996             DECEMBER 31, 1995
                                               ---------------------------    --------------------------
                                                  SHARES         AMOUNT         SHARES         AMOUNT
                                               ----------       ----------    ---------       ----------
Sales                                             153,277     $  2,060,267      336,944     $  4,180,153
Issued to shareholders electing to receive
  payment of distributions in Fund shares         696,901        9,184,094      713,057        8,917,234
Shares redeemed                                  (764,183)     (10,249,142)    (991,413)     (12,108,467)
                                                  -------     ------------      -------     ------------
    Net increase                                   85,995     $    995,219       58,588     $    988,920
                                                  =======     ============      =======     ============

-------------------------------------------------------------------------------
(3) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investment in the Portfolio aggregated $2,327,965 and $11,217,697, respectively.

-------------------------------------------------------------------------------
(4) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Eaton Vance serves only as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), to render investment advisory services. See Note 3 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee.

  Certain of the officers and Trustees of the Fund and Portfolio are officers and trustees of the above organizations.

------------------------------------------------------------------------------
(5) SERVICE PLAN
The Trustees of the Fund adopted a Service Plan designed to meet the service fee requirements of the revised sales charge rule of The National Association of Securities Dealers, Inc. The Service Plan replaced the Fund's distribution plan which became effective on December 27, 1990. The Service Plan provides that the Fund may make service fee payments to the Principal Underwriter, Eaton Vance Distributors, Inc., a subsidiary of Eaton Vance Management, Authorized Firms or other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for any fiscal year. The Trustees have implemented the Service Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund sold on or after June 12, 1991 by such persons and remaining outstanding for at least twelve months. Such payments are made for personal services and/or the maintenance of shareholder accounts. During the year ended December 31, 1996, the Fund made payments of $101,100 under the Plan to the Principal Underwriter and Authorized Firms.

                      REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
EV TRADITIONAL STOCK FUND:

We have audited the accompanying statement of assets and liabilities of EV Traditional Stock Fund, a series of Eaton Vance Special Investment Trust, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EV Traditional Stock Fund, a series of Eaton Vance Special Investment Trust, as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the five years then ended, in conformity with generally accepted accounting principles.

                                              COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
JANUARY 31, 1997

                     -----------------------------------
                                 STOCK PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1996
----------------------------------------------------------------------------
                                 COMMON STOCKS -- 84.7%
----------------------------------------------------------------------------
SHARES       SECURITY                                            VALUE
----------------------------------------------------------------------------
             AEROSPACE - 3.0%
 35,000      Boeing Co.                                         $  3,723,125
                                                                ------------
             BANKS - 5.2%
 30,000      Bank of Boston Corp.                               $  1,927,500
 30,332      Citicorp                                              3,124,196
 26,766      Fleet Financial Group, Inc.                           1,334,954
                                                                ------------
                                                                $  6,386,650
                                                                ------------
             BASIC MATERIALS - 0.8%
 80,000      J & L Specialty Steel, Inc.                        $    910,000
                                                                ------------
             BROADCASTING - 0.4%
 25,000      Comcast Corp., Class A                             $    445,313
                                                                ------------
             BUSINESS PRODUCTS & SERVICES - 9.2%
 65,000      Automatic Data Procesing, Inc.                     $  2,786,875
 40,000      Corning, Inc.                                         1,850,000
 60,000      Crown Cork & Seal, Inc.                               3,262,500
 20,000      Electronic Data Systems Corp.                           865,000
 30,000      Potash Corp.                                          2,550,000
                                                                ------------
                                                                $ 11,314,375
                                                                ------------
             COMPUTER & BUSINESS EQUIPMENT - 2.1%
 50,000      Xerox Corp.                                        $  2,631,250
                                                                ------------
             CONSUMER NON-DURABLES - 12.0%
 76,063      Conagra, Inc.                                      $  3,784,134
 35,000      Duracell International, Inc.                          2,445,625
 65,000      Eastman Kodak Co.                                     5,216,250
 70,000      Pepsico, Inc.                                         2,047,500
 12,100      Procter & Gamble Co.                                  1,300,750
                                                                ------------
                                                                $ 14,794,259
                                                                ------------
             ENERGY - 4.3%
 10,000      Exxon Corp.                                        $    980,000
 40,000      Occidental Petroleum Corp.                              935,000
 70,000      Triton Energy Ltd.*                                   3,395,000
                                                                ------------
                                                                $  5,310,000
                                                                ------------
             FINANCE & INSURANCE - 12.5%
 60,540      Allstate Corp.                                     $  3,503,753
 25,000      American International Group                          2,706,250
 75,000      Federal National Mortgage Association                 2,793,750
 20,000      Marsh & McLennan Cos., Inc.                           2,080,000
 30,000      MGIC Investment Corp.                                 2,280,000
 30,000      Progressive Corp.                                     2,021,250
                                                                ------------
                                                                $ 15,385,003
                                                                ------------
             HEALTHCARE - 10.4%
 25,000      Astra AB, A Shares, ADR                            $  1,225,000
 30,000      Astra AB, B Shares, ADR                               1,445,511
 55,000      Baxter International, Inc.                            2,255,000
 30,000      Johnson & Johnson Co.                                 1,492,500
 20,000      Lilly (Eli) & Co.                                     1,460,000
 10,000      Pfizer, Inc.                                            828,750
 30,000      Pharmacia & Upjohn, Inc.                              1,188,750
 90,000      Vencor, Inc.*                                         2,846,250
                                                                ------------
                                                                $ 12,741,761
                                                                ------------
             HOUSING - 1.5%
 60,000      Newell Co.                                         $  1,890,000
                                                                ------------
             LODGING & GAMING - 1.7%
 70,000      Promus Hotel Corp.*                                $  2,073,750
                                                                ------------
             PAPER & FOREST PRODUCTS - 1.6%
 50,000      Rayonier, Inc.                                     $  1,918,750
                                                                ------------
             PUBLISHING - 2.3%
 60,000      McGraw-Hill, Inc.                                  $  2,767,500
                                                                ------------
             REITS - 6.8%
 30,000      Beacon Properties Corp.                            $  1,098,750
 11,000      Cali Realty Corp.                                       339,625
 20,000      Equity Residential Properties Trust                     825,000
 25,000      Highwood Properties, Inc.                               843,750
 40,000      Nationwide Health Properties, Inc.                      970,000
 20,000      Post Properties, Inc.                                   805,000
 18,000      Redwood Trust, Inc.                                     670,500
 25,000      ROC Communities, Inc.                                   693,750
 20,000      Storage USA, Inc.                                       752,500
 25,000      Sun Communities, Inc.                                   862,500
 14,200      Trinet Corporate Realty Trust, Inc.                     504,100
                                                                ------------
                                                                $  8,365,475
                                                                ------------
             RETAIL - 4.6%
 65,000      CVS Corp.                                          $  2,689,375
 60,000      The Home Depot, Inc.                                  3,007,500
                                                                ------------
                                                                $  5,696,875
                                                                ------------
             SEMICONDUCTORS - 3.7%
 35,000      Intel Corp.                                        $  4,582,812
                                                                ------------
             TELECOMMUNICATIONS EQUIPMENT - 2.6%
 55,000      Nokia Corp., ADR                                   $  3,169,375
                                                                ------------
             TOTAL COMMON STOCKS
               (IDENTIFIED COST, $79,726,807)                   $104,106,273
                                                                ------------

----------------------------------------------------------------------------
                           CONVERTIBLE PREFERRED STOCKS - 5.6%
----------------------------------------------------------------------------
140,000      Freeport McMoRan Copper & Gold, 5s                 $  3,885,000
 15,000      Frontier Financing Trust, 6.25s*                        768,750
 10,000      Tejas Gas Corp., 5.25s                                  597,500
 10,000      Valero Energy Corp., 6.25s                              577,500
 25,000      Sun America, Inc., 3.188s                             1,056,250
                                                                ------------
             TOTAL CONVERTIBLE PREFERRED STOCKS
               (IDENTIFIED COST, $5,716,186)                    $  6,885,000
                                                                ------------

----------------------------------------------------------------------------
                                CONVERTIBLE BONDS - 3.5%
----------------------------------------------------------------------------
FACE AMOUNT
(000'S OMITTED)
----------------------------------------------------------------------------
 $2,920      INCO Ltd., 5.75s, 7/1/04                           $  3,533,200
    840      Scandinavian Broadcasting System,
             7.25s, 8/1/05                                           789,600
                                                                ------------
             TOTAL CONVERTIBLE BONDS
               (IDENTIFIED COST, $4,055,000)                    $  4,322,800
                                                                ------------

----------------------------------------------------------------------------
                                  CORPORATE BOND - 0.0%
----------------------------------------------------------------------------
 $   50      H. P. Hood & Son, 7.50s, 2/1/01                    $     39,400
                                                                ------------
             TOTAL CORPORATE BOND
               (IDENTIFIED COST, $50,000)                       $     39,400
                                                                ------------

----------------------------------------------------------------------------
                              SHORT TERM INVESTMENTS - 5.7%
----------------------------------------------------------------------------
FACE AMOUNT
(000'S OMITTED)   SECURITY                                      VALUE
----------------------------------------------------------------------------
 $3,951      Associates Corp. of North America,
             6.5s, 1/2/97                                       $  3,950,287
  3,023      General Electric Capital Co., 6s, 1/2/97              3,022,496
                                                                ------------
             TOTAL SHORT TERM INVESTMENTS
               AT AMORTIZED COST                                $  6,972,783
                                                                ------------
             TOTAL INVESTMENTS - 99.5%
               (IDENTIFIED COST, $96,520,776)                   $122,326,256
             OTHER ASSETS, LESS LIABILITIES - 0.5%                   636,892
                                                                ------------
             NET ASSETS - 100%                                  $122,963,148
                                                                ============
*Non-income producing security.
REIT -- Real Estate Investment Trust
ADR -- American Depository Receipt


    The accompanying notes are an integral part of the financial statements

                                      -----------------------------------
                                                STOCK PORTFOLIO
                                              FINANCIAL STATEMENTS

                                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------------------------
                                               December 31, 1996
--------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Note 1A) (identified cost, $96,520,776)                                  $122,326,256
  Cash                                                                                                   1,519
  Receivable for investments sold                                                                      641,278
  Interest receivable                                                                                  110,888
  Dividends receivable                                                                                 231,896
  Deferred organization expenses (Note 1D)                                                               8,461
  Tax reclaim receivable                                                                                21,656
                                                                                                  ------------
      Total assets                                                                                $123,341,954
LIABILITIES:
  Payable for investments purchased                                                 $120,500
  Written options, at value (premium received $61,335)                               243,125
  Payable to affiliate --
    Trustees fees                                                                      2,065
  Accrued expenses                                                                    13,116
                                                                                    --------
      Total liabilities                                                                                378,806
                                                                                                  ------------
NET ASSETS applicable to investors' interest in Portfolio                                         $122,963,148
                                                                                                  ============
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and withdrawals                                         $ 97,339,457
  Unrealized appreciation of investments and written options
    (computed on the basis of identified cost)                                                      25,623,691
                                                                                                  ------------
      Total net assets                                                                            $122,963,148
                                                                                                  ============


    The accompanying notes are an integral part of the financial statements

                                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------------------------------------
                                      For the Year Ended December 31, 1996
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Interest                                                                                      $   346,215
    Dividends (net of withholding tax of $8,319)                                                    2,692,262
                                                                                                  -----------
      Total income                                                                                  3,038,477
  Expenses --
    Investment adviser fee (Note 3)                                             $   706,803
    Compensation of Trustees, not members of the Investment Adviser's
      organization (Note 3)                                                           9,090
    Custodian fee                                                                    79,008
    Legal and accounting services                                                    28,096
    Amortization of organizational expenses (Note 1D)                                 3,258
                                                                                -----------
        Total expenses                                                                            $   826,255
                                                                                                  -----------
          Net investment income                                                                     2,212,222

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain (identified cost basis) --
    Investment transactions                                                     $14,593,864
    Written option transactions                                                     122,298
                                                                                -----------
      Net realized gain on investment transactions                                                $14,716,162
  Change in unrealized appreciation of investments and written options                              4,346,638
                                                                                                  -----------
        Net realized and unrealized gain on investments                                           $19,062,800
                                                                                                  -----------
          Net increase in net assets resulting from operations                                    $21,275,022
                                                                                                  ===========


    The accompanying notes are an integral part of the financial statements

                                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                               -------------------------------
                                                                                 1996               1995
                                                                               ------------       ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income                                                      $  2,212,222       $  2,228,398
    Net realized gain on investment transactions                                 14,716,162         10,222,803
    Change in unrealized appreciation of investments                              4,346,638         14,953,494
                                                                               ------------       ------------
      Net increase in net assets resulting from operations                     $ 21,275,022       $ 27,404,695
                                                                               ------------       ------------
  Capital transactions --
    Contributions                                                              $  9,663,514       $ 13,753,042
    Withdrawals                                                                 (15,692,663)       (18,959,497)
                                                                               ------------       ------------
      Net decrease in net assets resulting from capital transactions           $ (6,029,149)      $ (5,206,455)
                                                                               ------------       ------------
        Net increase in net assets                                             $ 15,245,873       $ 22,198,240
NET ASSETS:
  At beginning of year                                                          107,717,275         85,519,035
                                                                               ------------       ------------
  At end of year                                                               $122,963,148       $107,717,275
                                                                               ============       ============

--------------------------------------------------------------------------------------------------------------
                              SUPPLEMENTARY DATA
--------------------------------------------------------------------------------------------------------------

                                                                         YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------
                                                                1996               1995              1994*
                                                           ------------        ------------       ------------
RATIOS (to average daily net assets):
  Expenses                                                      0.73%             0.75%            0.73%+
  Net investment income                                         1.96%             2.30%            2.45%+
PORTFOLIO TURNOVER                                               114%              108%              28%
AVERAGE COMMISSION RATE PAID(1)                               $0.0579               --               --

  +Computed on an annualized basis.
  *For the period from the start of business, August 1, 1994, to December 31, 1994.
(1)For fiscal year beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. Average commissions rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged.



    The accompanying notes are an integral part of the financial statements

                     -----------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

--------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
Stock Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. SECURITY VALUATIONS -- Investments in securities traded on a national securities exchange or in the NASDAQ National Market are valued on the basis of the last reported sales prices on the last business day of the period. If no sale is reported on that date, a security is valued, if quoted on such a day, at not lower than the old bid price nor higher than the asked prices. Prices on such exchanges will not be used for valuing debt securities if in the Trustees judgment, some other valuation method more accurately reflects the fair market value of such a security. Securities for which over-the-counter market quotations are readily available are valued on the basis of the mean between the last bid and asked prices. Short-term securities are valued at amortized cost, which approximates market value. All other securities and assets are appraised to reflect their fair value as determined in good faith by the Trustees.

B. INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investors' distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

C. EXPENSE REDUCTION -- The Portfolio has entered into an arrangement with its custodian agent whereby interest earned on uninvested cash balances are used to offset custody fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

E. OTHER -- Investment transactions are accounted for on a trade date basis.

F. WRITTEN OPTIONS -- The Portfolio may write call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as a writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.

G. USE OF ESTIMATES -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
(2) INVESTMENT TRANSACTIONS
Purchases and sales of investments, other than short-term obligations, aggregated $124,512,639 and $131,656,035, respectively.

--------------------------------------------------------------------------------
(3) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is at the annual rate of 5/8 of 1% of average daily net assets. For the year ended December 31, 1996, the fee amounted to $706,803. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain of the officers and Trustees of the Portfolio are officers and trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1996, no significant amounts have been deferred.

--------------------------------------------------------------------------------
(4) LINE OF CREDIT
The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a committed $120 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the banks, adjusted certificate of deposit rate, eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 1996.

--------------------------------------------------------------------------------
(5) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation/depreciation in value of the investments owned at December 31, 1996, as computed on a federal income tax basis, were as follows:

    Aggregate cost                                               $96,450,080
                                                                 ===========
    Gross unrealized appreciation                                $26,380,933
    Gross unrealized depreciation                                    504,757
                                                                 -----------
      Net unrealized appreciation                                $25,876,176
                                                                 ===========

--------------------------------------------------------------------------------
(6) FINANCIAL INSTRUMENTS
The Portfolio regularly trades in financial instruments with off-balance-sheet risk in the normal course of its investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 1996 is as follows:

Written Option Transactions
Transactions in written options for the year ended December 31, 1996 were as follows:

                                             NUMBER
                                          OF CONTRACTS
                                         (000'S OMITTED)        PREMIUMS
                                         ---------------        --------

Outstanding, beginning of year                 --                  --
  Options written                              500              $184,960
  Options exercised                           (300)              (32,750)
  Options expired                             (100)              (90,875)
                                               ---              --------
Outstanding, end of year                       100              $ 61,335
                                               ===              ========

                      REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND INVESTORS OF
STOCK PORTFOLIO:


We have audited the accompanying statement of assets and liabilities of Stock Portfolio, including the portfolio of investments, as of December 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the supplementary data for each of the two years then ended and for the period from August 1, 1994 (start of business) to December 31, 1994. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Stock Portfolio, as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the supplementary data for each of the two years then ended and for the period from August 1, 1994 (start of business) to December 31, 1994, in conformity with generally accepted accounting principles.



                                              COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
JANUARY 31, 1997

                     -----------------------------------
                            INVESTMENT MANAGEMENT

EV TRADITIONAL    OFFICERS               TRUSTEES
STOCK FUND
24 Federal Street JAMES B. HAWKES        M. DOZIER GARDNER
Boston, MA 02110  President, Trustee     Vice Chairman, Eaton Vance
                                         Management
                  CLIFFORD H. KRAUSS
                  Vice President         DONALD R. DWIGHT
                                         President, Dwight Partners, Inc.
                  EDWARD E. SMILEY, JR.  Chairman, Newspapers of
                  Vice President         New England, Inc.

                  JAMES L. O'CONNOR      SAMUEL L. HAYES, III
                  Treasurer              Jacob H. Schiff Professor of
                                         Investment Banking, Harvard
                  THOMAS OTIS            University Graduate School of
                  Secretary              Business Administration

                                         NORTON H. REAMER
                                         President, United Asset
                                         Management Corporation

                                         JOHN L. THORNDIKE
                                         Director, Fiduciary Company
                                         Incorporated

                                         JACK L. TREYNOR
                                         Investment Adviser and
                                         Consultant

                  ------------------------------------------------------
STOCK PORTFOLIO   OFFICERS               TRUSTEES
24 Federal Street
Boston, MA 02110  JAMES B. HAWKES        DONALD R. DWIGHT
                  President, Trustee     President, Dwight  Partners, Inc.
                                         Chairman, Newspapers of
                  DUNCAN W. RICHARDSON   New England, Inc.
                  Vice President and
                  Portfolio Manager      SAMUEL L. HAYES, III
                                         Jacob H. Schiff Professor of
                  JAMES L. O'CONNOR      Investment Banking, Harvard
                  Treasurer              University Graduate School of
                                         Business Administration
                  THOMAS OTIS
                  Secretary              NORTON H. REAMER
                                         President, United Asset
                                         Management Corporation

                                         JOHN L. THORNDIKE
                                         Director, Fiduciary
                                         Company Incorporated

                                         JACK L. TREYNOR
                                         Investment Adviser and
                                         Consultant